UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 3, 2013

ONE WORLD HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

File No. 0001017616

Nevada	87-0429198
(State of jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

418 Bridge Crest Boulevard, Houston TX	77082
(Address of principal executive offices)	(Zip Code)

 (866) 440-1470
(Registrants telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant’s Certifying Accountant.

Effective as of May 3, 2013, the Board of Directors of One World Holdings, Inc., a Nevada corporation (the “Company”), resolved to dismiss Ham, Langston and Brezina, L.L.P. as the Company’s independent registered public accounting firm.  With the exception of a “going concern” modification, the reports of Ham, Langston and Brezina, L.L.P. on the consolidated financial statements of the Company for the years ended December 31, 2012, and 2011, contained no adverse opinion or any disclaimer of opinion, and such reports were not qualified or modified as to audit scope or accounting principles.

During the periods ended December 31, 2012, and 2011, and through the interim period preceding such termination, there were no disagreements with the former independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former independent registered public accounting firm, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.  Further, there were no “reportable events,” as described in Item 304(a)(1)(iv) of Regulation S-K of the Securities and Exchange Commission (the “SEC”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Effective as of May 3, 2013, the Company engaged HJ & Associates, LLC to review interim financial statements in 2013 and to audit its financial statements for the year ended December 31, 2013.  During the Company’s two most recent fiscal years, and any subsequent interim period prior to engaging HJ & Associates, LLC, neither the Company nor anyone on its behalf consulted the newly engaged accountant regarding:

either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or oral advice was provided that the new accountant concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

any matter that was either the subject of a disagreement (as defined in  paragraph 304(a)(1)(iv) and the related instructions to Item 304 of Regulation S-K or a reportable event (as described in paragraph 304(a)(1)(v) thereof).

We have provided Ham, Langston and Brezina, L.L.P., with a copy of the disclosure provided under this Item of this Current Report and have advised them to provide us with a letter addressed to the SEC as to whether they agree or disagree with the disclosures made herein.  A copy of their response is attached hereto and incorporated herein by this reference.  See Item 9.01 of this Current Report.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.                    Description of Exhibit
16                                   Letter re change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE WORLD HOLDINGS, INC.

By: /s/ Corinda Joanne Melton
Corinda Joanne Melton, Chief Executive Officer and Director